SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) February 12, 2004



                          ELECTRONIC CLEARING HOUSE, INC.
                          -------------------------------
             (Exact name of registrant as specified in its charter)


          NEVADA                       0-15245                  93-0946274
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(State or other jurisdiction         (Commission             (IRS Employer
of incorporation)                    File Number)            Identification No.)


              730 Paseo Camarillo, Camarillo, California     93010
              ----------------------------------------------------
             (Address of principal executive offices)     (Zip Code)



        Registrant's telephone number, including area code (805) 419-8700


               28001 Dorothy Drive, Agoura Hills, California 91301
               ---------------------------------------------------
          (Former name or former address, if changes since last report)


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits

     Exhibit 99.1 Press Release dated February 12, 2004, announcing financial results for the quarter ended December 31, 2003.

ITEM 12.  RESULTS OF OPERATION AND FINANCIAL CONDITION.

     On February 12, 2004, Electronic Clearing House, Inc. issued a press release announcing its financial results for the quarter ended December 31, 2003. A copy of the press release is being furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

     The information in this report shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          ELECTRONIC CLEARING HOUSE, INC.
                                                (Registrant)




                                          By:  \s\Alice  Cheung
                                               -----------------------------
                                               Alice L. Cheung, Treasurer &
                                               Chief  Financial  Officer


Dated:  February 12, 2004


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